Exhibit 99.1

API Technologies Reports Results for the Fiscal Fourth Quarter Ended November 30, 2013

•	Fourth quarter revenue of $59.1 million, up 10.7% over prior fiscal year fourth quarter

•	Revenue from continuing operations for fiscal year 2013 of $244.3 million compared to $242.4 million in fiscal year 2012

•	Term loan repayments totaling $92.4 million through February 12, 2014

ORLANDO, Fla. – (Business Wire) – February 12, 2014 - API Technologies Corp. (NASDAQ:ATNY) (“API” or the “Company”), a leading provider of high performance RF/microwave, power, and security solutions for critical and high-reliability applications, today announced results for the fiscal fourth quarter and twelve months ended November 30, 2013.

“Over the past twelve months we have successfully de-levered our balance sheet, driven operational efficiencies, and introduced innovative and differentiated products, resulting in design wins and sales funnel growth in both our defense and commercial end markets. Notwithstanding a challenging defense budget environment, we have grown our defense revenue year over year, a testament to our technologically advanced solutions and ability to adapt to a changing defense landscape,” said Bel Lazar, President and Chief Executive Officer of API Technologies.

Results for the Quarter Ended November 30, 2013

API Technologies reported revenue of $59.1 million for the quarter ended November 30, 2013, compared to $62.6 million for the quarter ended August 31, 2013, versus $53.4 million in the quarter ended November 30, 2012.

Gross profit as a percentage of sales was 15.2% for the quarter ended November 30, 2013, which included $4.0 million dollars of inventory write downs, compared to 23.9% for the quarter ended August 31, 2013, versus 20.1% for the quarter ended November 30, 2012. Adjusted EBITDA from continuing operations for the quarter ended November 30, 2013 was $6.3 million (10.7% margin), versus $8.4 million (13.3% margin) for the quarter ended August 31, 2013, compared to $6.3 million (11.7% margin) in the quarter ended November 30, 2012.

API Technologies posted a net loss of $7.2 million in the quarter ended November 30, 2013, versus a net income of $7.0 million in the quarter ended August 31, 2013, and a net loss of $12.3 million in the quarter ended November 30, 2012.

Results for the Twelve Months Ended November 30, 2013

API Technologies reported revenue of $244.3 million for the twelve months ended November 30, 2013, compared to $242.4 million for the twelve months ended November 30, 2012. Gross margin was 20.7% for the twelve months ended November 30, 2013 versus 19.2% for the prior-year period. Adjusted EBITDA from continuing operations was $27.1 million for the twelve months ended November 30, 2013, compared to $31.8 million for the twelve months ended November 30, 2012.

The Company posted a net loss of $7.2 million for the twelve months ended November 30, 2013, compared to a net loss of $148.7 million for the prior-year period. The decrease in net loss was driven primarily by a) a $107.5 million Goodwill impairment charge in fiscal 2012, b) $16.2 million dollars of fiscal 2013 net income from Discontinued Operations from the gains on the sales of the Sensors business and Data Bus product line, and c) a $14.5 million dollar decrease in restructuring charges from fiscal 2012 to fiscal 2013. Restructuring costs recorded in the twelve months ended November 30, 2013 were $2.6 million, compared to $17.1 million for the fiscal year ended November 30, 2012.

As of November 30, 2013, the Company had $7.9 million in cash and cash equivalents, including $1.5 million in restricted cash, and $104.8 million in debt obligations, net of discounts.

Subsequent Events

On January 6, 2014, API Technologies announced the completion of a sale/leaseback transaction for its State College, PA facility for $15.5 million. The Company used $14.2 million of the proceeds to pay down the Company’s term loan facility. As of November 30, 2013, the Company had $86.8 million in term loan obligations. As of February 12, 2014, the term loan balance is $72.6 million.

Conference Call

API Technologies will host a conference call to review the Company’s fiscal fourth quarter results tomorrow, February 13, at 10:00 a.m. Eastern Time. Bel Lazar, President and Chief Executive Officer, and Phil Rehkemper, Executive Vice President and Chief Financial Officer, will host the call.

The call will be available by dialing 1-877-317-6789 or 1-412-317-6789 and accessible by webcast at http://www.apitech.com/investor-relations. Recorded replays of the webcast will be available on the Company’s Investor Relations App, and for 30 days on the Company’s website and by telephone at 1-877-344-7529 or 1-412-317-0088, replay passcode #10039914, beginning noon Eastern Standard Time on February 13, 2014.

The API Technologies Investor Relations App is available for iPhone® and iPad® via the Apple iTunes store and for Android™ devices via Google Play. For more information, visit http://www.apitech.com/investor-relations.

About API Technologies Corp.

API Technologies (NASDAQ: ATNY) is an innovative designer and manufacturer of high performance systems, subsystems, modules, and components for technically demanding RF, microwave, millimeter wave, electromagnetic, power, and security applications. A high-reliability technology pioneer with over 70 years of heritage, API Technologies products are used by global defense, industrial, and commercial customers in the areas of commercial aerospace, wireless communications, medical, oil and gas, electronic warfare, unmanned systems, C4ISR, missile defense, harsh environments, satellites, and space. Learn more about API Technologies and our products at www.apitech.com.

Non-GAAP Financial Information

In this press release, API has provided non-GAAP financial measures for Adjusted EBITDA from continuing operations and from discontinued operations. Non-GAAP Adjusted EBITDA from continuing operations and discontinued operations (Earnings before interest, taxes, depreciation and amortization) excludes restructuring charges, acquisition and divestiture-related charges, C-MAC pro forma adjustments, foreign exchange losses, stock-based compensation expenses, amortization of note discounts and deferred financing costs, goodwill impairment, SenDEC earn-out reversal, and certain other adjustments. Management believes the supplemental non-GAAP presentations provide investors an additional analytical tool for understanding the Company’s financial performance by excluding the impact of items which may obscure trends in the operating performance of the business. These are not recognized measures under US GAAP, do not have a standardized meaning, and are unlikely to be comparable to similar measures used by other companies. Accordingly, investors are cautioned that these non-GAAP measures should not be construed as an alternative to net earnings or loss determined in accordance with GAAP as an indicator of the financial performance of the Company or as a measure of the Company’s liquidity and cash flows. We expect our financial statements to continue to be affected by items similar to those excluded in the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP financial measures should not be construed as an inference that all such costs are unusual or infrequent.

Safe Harbor for Forward-Looking Statements

Except for statements of historical fact, the information presented herein constitutes forward-looking statements. All forward-looking statements are subject to certain risks, uncertainties and assumptions which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include but are not limited to, general economic and business conditions, including without limitation, reductions in government defense spending, government regulations, our ability to integrate and consolidate our operations, our ability to expand our operations in both new and existing markets, the ability of our review of strategic alternatives to maximize stockholder value and the effect of growth on our infrastructure. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. The forward-looking statements in this news release should be read in conjunction with the more detailed descriptions of the above factors located in our Annual Report on Form 10-K under Part I, Item 1A “Risk Factors” as well as those additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. All information in this release is as of the date hereof. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements in this press release, whether as a result of new information, future events, or otherwise.

Contact:

Phil Rehkemper

Executive Vice President & Chief Financial Officer

+1 855-294-3800

investors@apitech.com

Tara Flynn Condon

Vice President, Corporate Development & Marketing

+1 908-546-3903

media@apitech.com

API Technologies Corp.

Financial Results

For the Three and Twelve Months Ended November 30, 2013 and 2012

Consolidated Statements of Operations (unaudited)

in thousands USD

	For the Three Months Ended November 30, 2013	For the Three Months Ended November 30, 2012	For the Twelve Months Ended November 30, 2013	For the Twelve Months Ended November 30, 2012
Revenue, net	$59,137	$53,368	$244,300	$242,381
Cost of revenues
Cost of revenues	48,942	41,933	192,279	186,209
Restructuring charges	1,223	703	1,405	9,742

Total cost of revenues	50,165	42,636	193,684	195,951

Gross profit	8,972	10,732	50,616	46,430

Operating expenses
General and administrative	6,169	6,693	25,873	24,957
Selling expenses	3,752	3,682	15,015	14,440
Research and development	2,305	2,280	9,190	9,610
Business acquisition and related charges	(129)	584	849	4,027
Restructuring charges	529	2,631	1,212	7,337

	12,626	15,870	52,139	60,371

Operating income (loss)	(3,654)	(5,138)	(1,523)	(13,941)
Other expenses (income), net
Goodwill impairment	—	—	—	107,495
Interest expense, net	2,301	4,311	14,208	16,209
Amortization of note discounts and deferred financing costs	1,224	727	13,020	15,684
Other expenses (income), net	172	3,225	(14)	813

	3,697	8,263	27,214	140,201

Loss from continuing operations before income taxes	(7,351)	(13,401)	(28,737)	(154,142)
Expense (benefit) for income taxes	(2,019)	(422)	(5,335)	(5,307)

Loss from continuing operations, net of income taxes	(5,332)	(12,979)	(23,402)	(148,835)
Income (loss) from discontinued operations, net of income taxes	(1,911)	676	16,174	132

Net loss	$(7,243)	$(12,303)	$(7,228)	$(148,703)
Accretion on preferred stock	(387)	—	(1,057)	—

Net loss attributable to common shareholders	$(7,630)	$(12,303)	$(8,285)	$(148,703)

Loss per share from continuing operations—Basic and diluted	$(0.10)	$(0.23)	$(0.44)	$(2.69)
Income (loss) per share from discontinued operations—Basic and diluted	$(0.03)	$0.01	$0.29	$0.00

Net loss per share—Basic and diluted	$(0.14)	$(0.22)	$(0.15)	$(2.69)

Weighted average shares outstanding
Basic	55,426,635	55,365,978	55,405,764	55,314,263
Diluted	55,426,635	55,365,978	55,405,764	55,314,263

Consolidated Balance Sheets (unaudited)

in thousands USD

	November 30, 2013	November 30, 2012
Assets
Current
Cash and cash equivalents	$6,351	$20,550
Restricted cash	1,500	700
Accounts receivable, net	39,751	41,624
Inventories, net	58,218	57,863
Deferred income taxes	2,426	1,038
Prepaid expenses and other current assets	2,445	2,560
Current assets of discontinued operations	—	13,836

	110,691	138,171
Fixed assets, net	35,231	40,075
Fixed assets held for sale	150	900
Goodwill	116,770	116,770
Intangible assets, net	38,780	47,934
Other non-current assets	2,956	5,760
Long-lived assets of discontinued operations	—	43,105

Total assets	$304,578	$392,715

Liabilities, Redeemable Preferred Stock and Shareholders’ Equity
Current
Accounts payable and accrued expenses	$32,217	$39,598
Deferred revenue	3,519	385
Current portion of long-term debt	8,155	2,328
Current liabilities of discontinued operations	—	1,888

	43,891	44,199
Deferred income taxes	5,517	3,411
Other long-term liabilities	1,135	1,048
Long-term debt, net of current portion and discount	96,606	179,503

	147,149	228,161

Redeemable Preferred Stock	26,326	25,581
Shareholders’ equity
Common stock	55	55
Special voting stock	—	—
Additional paid-in capital	327,901	326,973
Common stock subscribed but not issued	2,373	2,373
Accumulated deficit	(200,798)	(192,513)
Accumulated other comprehensive income	1,572	2,085

	131,103	138,973

Total Liabilities, Redeemable Preferred Stock and Shareholders’ Equity	$304,578	$392,715

Consolidated Adjusted EBITDA

in thousands USD

The following table reconciles three and nine months GAAP income (loss) from continuing operations to non-GAAP Adjusted EBITDA from continuing operations and discontinued operations.

	Three Months Ended November 30,		Twelve Months Ended November 30,
	2013	2012	2013	2012
Income (loss) from continuing operations	$(5,332)	$(12,979)	$(23,402)	$(148,835)
Adjustments
Interest expense, net	2,301	4,311	14,208	16,209
Amortization of note discounts and deferred financing costs	1,224	727	13,020	15,684
Depreciation and amortization	3,906	4,489	17,130	16,945
Goodwill impairment	—	—	—	107,495
Income and franchise taxes	(1,980)	(421)	(5,062)	(5,307)
Stock based compensation	137	290	928	2,224
Restructuring charges	1,752	3,334	2,617	17,079
Acquisition related charges	(129)	584	849	4,027
Other adjustments (A)	4,235	4,709	6,491	5,968
SenDEC earn-out reversal	—	—	—	(2,213)
C-MAC pro-forma adjustment	—	924	—	2,101
Foreign exchange loss	193	301	352	425

Adjusted EBITDA from continuing operations	6,307	6,269	27,131	31,803
Discontinued operations	—	1,986	4,415	7,833

Total Adjusted EBITDA	$6,307	$8,255	$31,546	$39,636

Adjusted EBITDA Margin from continuing operations	10.7%	11.7%	11.1%	13.1%

(A)	Charges in fiscal year 2013 primarily relate to $6.3 million of non-cash inventory provisions, $0.4 million financing related charges, partially offset by a $0.5 million reduction of a contingency accrual. Charges in fiscal year 2012 primarily relate to non-cash inventory provisions.

Additional Adjusted EBITDA Reconciliations by Segment from Continuing Operations

in thousands USD

Three Months Ending November 30, 2013	SSC	SSIA	EMS	Corporate	Total
	Q4	Q4	Q4	Q4	Q4
Revenue	$42,573	$5,611	$10,953	$—	$59,137
Income (loss) from continuing operations	(10,126)	624	(3,374)	7,544	(5,332)
Adjustments
Interest expense, Net	2,302	80	32	(113)	2,301
Amortization of note discounts and deferred financing costs	—	—	—	1,224	1,224
Depreciation and amortization	2,585	127	1,118	76	3,906
Income and franchise taxes	7,803	354	1	(10,138)	(1,980)
Stock based compensation	—	—	—	137	137
Restructuring charges	1,512	37	132	71	1,752
Acquisition related charges	92	—	17	(238)	(129)
Other adjustments (A)	2,191	508	1,749	(213)	4,235
Foreign exchange loss	—	—	—	193	193
Net corporate costs (B)	(1,047)	(138)	(272)	1,457	—
Add-Back Total	15,438	968	2,777	(7,544)	11,639

Adjusted EBITDA from continuing operations	$5,312	$1,592	$(597)	$—	$6,307

Adjusted EBITDA Margin from continuing operations	12.5%	28.4%	(5.5%)	0.0%	10.7%

(A)	Charges primarily relate to inventory provisions (approximately $4.0 million) and finance related charges (approximately $0.2 million).
(B)	Net Corporate costs are allocated to the three segments by percentage of total consolidated revenues.

Additional Adjusted EBITDA Reconciliations by Segment from Continuing Operations

in thousands USD

Three Months Ending August 31, 2013	SSC	SSIA	EMS	Corporate	Total
	Q3	Q3	Q3	Q3	Q3
Revenue	$45,653	$3,712	$13,265	$—	$62,630
Income (loss) from continuing operations	8,296	606	(1,197)	(6,043)	1,662
Adjustments
Interest expense, Net	41	(17)	35	3,027	3,086
Amortization of note discounts and deferred financing costs	—	—	—	521	521
Depreciation and amortization	2,907	94	1,522	82	4,605
Income and franchise taxes	(3,304)	46	—	169	(3,089)
Stock based compensation	—	—	—	191	191
Restructuring charges	67	(6)	57	18	136
Acquisition related charges	30	—	10	(151)	(111)
Other adjustments (A)	882	21	243	164	1,310
Foreign exchange loss	—	—	—	43	43
Net corporate costs (B)	(1,442)	(117)	(420)	1,979	—
Add-Back Total	(819)	21	1,447	6,043	6,692

Adjusted EBITDA from continuing operations	$7,477	$627	$250	$—	$8,354

Adjusted EBITDA Margin from continuing operations	16.4%	16.9%	1.9%	0.0%	13.3%

(A)	Charges primarily relate to non-cash reserves (approximately $0.3 million), inventory provisions (approximately $0.8 million), and finance related charges (approximately $0.2 million).
(B)	Net Corporate costs are allocated to the three segments by percentage of total consolidated revenues.

Additional Adjusted EBITDA Reconciliations by Segment from Continuing Operations

in thousands USD

Three Months Ending November 30, 2012	SSC	SSIA	EMS	Corporate	Total
	Q4	Q4	Q4	Q4	Q4
Revenue	$39,339	$3,370	$10,659	$—	$53,368
Income (loss) from continuing operations	(2,675)	(246)	(2,906)	(7,152)	(12,979)
Adjustments
Interest expense, Net	1,850	(2)	86	2,377	4,311
Amortization of note discounts and deferred financing costs	—	—	—	727	727
Depreciation and amortization	3,455	134	820	80	4,489
Income and franchise taxes	(694)	(42)	10	305	(421)
Stock based compensation	—	—	—	290	290
Restructuring charges	877	634	1,749	74	3,334
Acquisition related charges	8	—	—	576	584
C-MAC pro-forma adjustments	924	—	—	—	924
Other adjustments (A)	3,138	—	373	1,198	4,709
Foreign exchange loss	—	—	—	301	301
Net corporate costs (B)	(903)	(77)	(244)	1,224	—
Add-Back Total	8,655	647	2,794	7,152	19,248

Adjusted EBITDA from continuing operations	$5,980	$401	$(112)	$—	$6,269

Adjusted EBITDA Margin from continuing operations	15.2%	11.9%	(1.1%)	0.0%	11.7%

(A)	Charges primarily related to non-cash inventory provisions (approximately $1.8 million), impairment of fixed assets held for sale (approximately $1.8 million) and Corporate contingency accrual (approximately $1.1 million).
(B)	Net Corporate costs are allocated to the three segments by percentage of total consolidated revenues.